U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2020
ADVANCED EMISSIONS SOLUTIONS, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (720) 598-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADES	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2020, Advanced Emissions Solutions, Inc. (the "Company") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, stockholders considered and voted on four proposals. The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below, which constitute the final voting results from the Annual Meeting. All of the director nominees were elected to the Company's Board of Directors. The other three proposals were approved.

On April 20, 2020, the record date for the Annual Meeting, 18,493,450 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal:	Election of six directors to the Company's Board of Directors.

	Votes
Director Name	For	Withheld	Broker Non-Votes
Carol Eicher	10,693,487	354,571	4,722,052
Brian Leen	10,778,032	270,026	4,722,052
Gilbert Li	10,119,930	928,128	4,722,052
R. Carter Pate	10,130,678	917,380	4,722,052
J. Taylor Simonton	10,542,558	505,500	4,722,052
L. Spencer Wells	10,165,862	882,196	4,722,052

(2)	Proposal:
Approval, on an advisory basis, of the Company's compensation paid to named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion as set forth under the Executive Compensation section of the Company's 2020 proxy statement.

Votes
For	Against	Abstain	Broker Non-Votes
10,414,370	519,047	114,641	4,722,052

(3)	Proposal:	Ratification of the Audit Committee's selection of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes
For	Against	Abstain	Broker Non-Votes
15,657,067	77,000	36,043	N/A

(4)	Proposal:	Approval of the continuation until December 31, 2021 of the Company's Tax Asset Protection Plan.

Votes
For	Against	Abstain	Broker Non-Votes
10,550,413	371,880	125,765	4,722,052

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Third Amendment to Tax Asset Protection Plan dated as of April 8, 2020, by and between the Company and Computershare Trust Company, N.A., as rights agent, incorporated by reference to Exhibit 4.4 to the Company's report on Form 8-K filed April 9, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 18, 2020

Advanced Emissions Solutions, Inc.
Registrant

/s/ Greg Marken
Greg Marken
Chief Financial Officer

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